UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

Spirit Airlines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35186	38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Executive Way Miramar, Florida 33025
(Address of principal executive offices, including zip code)

(954) 447-7920

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The information in this Current Report on Form 8-K is being filed to update and supplement the proxy statement filed by Spirit Airlines, Inc. (“Spirit”) with the Securities and Exchange Commission (the “SEC”) on May 11, 2022 (the “Proxy Statement”), relating to Spirit’s special meeting of stockholders to be held on June 10, 2022 in connection with the proposed combination (the “Merger”) of Spirit and Frontier Group Holdings, Inc. (“Frontier”) pursuant to the Agreement and Plan of Merger, dated as of February 5, 2022, as it may be amended from time to time (the “Merger Agreement”), by and among Spirit, Frontier and Top Gun Acquisition Corp., a wholly owned subsidiary of Frontier (“Merger Sub”).

As of May 31, 2022, ten lawsuits have been filed by alleged Spirit stockholders against Spirit and the Spirit board of directors related to the Merger. A complaint captioned Stein v. Spirit Airlines, Inc. et al., Case No. 1:22-cv-02069 (the “Stein complaint”), was filed in the United States District Court for the Southern District of New York on March 14, 2022. A complaint captioned Shuler v. Spirit Airlines, Inc. et al., Case No. 1:22-cv-02141, was filed in the United States District Court for the Southern District of New York on March 15, 2022. A complaint captioned Hiebert v. Spirit Airlines, Inc. et al., Case No. 1:22-cv-01494, was filed in the United States District Court for the Eastern District of New York on March 17, 2022. A complaint captioned Lo v. Spirit Airlines, Inc. et al., Case No. 1:22-cv-01524, was filed in the United States District Court for the Eastern District of New York on March 20, 2022. A complaint captioned Crenshaw v. Spirit Airlines, Inc. et al., Case No. 1:22-cv-00358, was filed in the United States District Court for the District of Delaware on March 21, 2022. A complaint captioned Justice v. Spirit Airlines, Inc. et al., Case No. 2:22-cv-01079, was filed in the United States District Court for the Eastern District of Pennsylvania on March 21, 2022. A complaint captioned Daroczi v. Spirit Airlines, Inc. et al., Case No. 1:22-cv-02327, was filed in the United States District Court for the Southern District of New York on March 22, 2022. A complaint captioned Votto v. Spirit Airlines, Inc. et al., Case No. 1:22-cv-02563, was filed in the United States District Court for the Southern District of New York on March 29, 2022. A complaint captioned Marcus v. Spirit Airlines, Inc. et al., Case No. 1:22-cv-03911 (the “Marcus lawsuit”), was filed in the United States District Court for the Southern District of New York on May 13, 2022. A complaint captioned Nathan v. Spirit Airlines, Inc. et al., Case No. 1:22-cv-04152, was filed in the United States District Court for the Southern District of New York on May 20, 2022. Spirit also received a draft complaint, captioned Arthur v. Spirit Airlines, Inc. et al., on March 30, 2022. The complaints name as defendants Spirit and members of the Spirit board of directors. The Stein complaint also names as defendants Frontier and Merger Sub.

Each of the complaints alleges violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder. The complaints generally allege that the defendants filed a materially incomplete and misleading registration statement or proxy statement with the SEC. Each of the complaints seeks injunctive relief preventing the consummation of the Merger, damages and other relief.

On May 23, 2022, the plaintiff in the Marcus lawsuit filed a motion for a preliminary injunction, seeking to enjoin the stockholder vote on the Merger until five days after Spirit files certain supplemental disclosures. Spirit’s opposition to the motion is due on June 2, 2022. The court has scheduled a hearing for June 7, 2022.

As of May 31, 2022, five stockholder demand letters have been sent to Spirit by alleged Spirit stockholders in connection with the Merger. A stockholder demand letter was sent on behalf of Wade Alford on March 29, 2022. A stockholder demand letter was sent on behalf of Catherine Coffman on April 6, 2022. A stockholder demand letter was sent on behalf of Jordan Wilson on April 25, 2022. A stockholder demand letter was sent on behalf of Steven Evans on May 2, 2022. A stockholder demand letter was sent on behalf of Edward Smith on May 3, 2022. Each of the letters alleges disclosure deficiencies in the registration statement soliciting stockholder approval of the Merger Agreement and demands that additional disclosures be made before Spirit stockholders vote on the Merger.

On May 16, 2022, JetBlue sent Spirit two demand letters, under Section 220 of the Delaware General Corporation Law (“DGCL”), demanding the right to inspect, among other items, a complete list of Spirit stockholders (as of May 6, 2022 and the most recent available date as of the time of each inspection by JetBlue), and certain other books and records of Spirit relating to the Spirit board of directors’ determination that the JetBlue tender offer was not, and was not reasonably likely to lead to, a Superior Proposal (as defined in the Merger Agreement) and the independence and disinterestedness of the members of the Spirit board of directors generally and with respect to such determination. On May 23, 2022, Spirit sent JetBlue letters in response to the demand letters denying JetBlue’s request for certain books and records relating to the Spirit board of directors since JetBlue’s request did not satisfy the requirements under Section 220 of the DGCL that would entitle JetBlue to inspect certain books and records of Spirit. Spirit agreed, however, to provide JetBlue with a complete list of Spirit stockholders, subject to JetBlue entering into a confidentiality agreement and advancing certain expenses of Spirit in connection with providing the information requested.

On May 23, 2022, Teamsters Local 237 Additional Security Benefit Fund and Teamsters Local 237 Supplemental Fund for Housing Authority Employees sent Spirit a demand letter, under Section 220 of the DGCL, demanding the right to inspect, among other things, certain books and records relating to the Merger and JetBlue’s proposal and information relating to the independence and disinterestedness of the members of the Spirit board of directors.

Spirit may receive additional stockholder demand letters and additional lawsuits related to the Merger may be filed in the future.

Spirit believes that the claims asserted in the complaints are without merit and that no supplemental disclosure to the Proxy Statement is required under any applicable rule, statute, regulation or law. However, to, among other things, eliminate the burden, inconvenience, expense, risk and disruption of continuing litigation, and without admitting liability or wrongdoing, Spirit has determined that it will make the below supplemental disclosures. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. The Spirit board of directors continues to recommend unanimously that you vote “FOR” the proposals being considered at Spirit’s special meeting of stockholders.

The information contained in this Current Report on Form 8-K is incorporated by reference into the Proxy Statement. All page references in this Current Report on Form 8-K are to pages of the Proxy Statement, and all terms used in this Current Report on Form 8-K, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement. The following information should be read in conjunction with the Proxy Statement, which should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement such information in the Proxy Statement.

SUPPLEMENTAL DISCLOSURE

The disclosure on pages 61 through 71 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by adding the following full paragraph between paragraphs two and three on page 62:

Immediately prior to Spirit’s initial public offering in June 2011 (the “Spirit IPO”), Indigo owned approximately 56% of Spirit common stock, and immediately following the Spirit IPO, Indigo owned approximately 31% of Spirit common stock. Mr. Franke served as Chairman of the Spirit board of directors from July 2006 to August 2013. During the time Mr. Franke was Chairman of the Spirit board of directors, H. McIntyre Gardner (from July 2010), Robert D. Johnson (from July 2010), Barclay G. Jones III (from July 2006) and Carlton D. Donaway (from January 2013) also served on the Spirit board of directors. Mr. Donaway did not stand for reelection at the 2022 Spirit annual meeting of stockholders. Indigo ceased to own any shares of Spirit common stock in August 2013, and Mr. Franke resigned from the Spirit board of directors in August 2013. Following Mr. Franke’s resignation, the Spirit board of directors appointed Mr. Gardner as Chairman of the Spirit board of directors. Mr. Christie served in various positions at Frontier from 2002 to 2010, including serving as Chief Financial Officer from 2008 to 2010, prior to Indigo’s acquisition of Frontier. Mr. Christie joined Spirit as Chief Financial Officer in April 2012. Mr. Canfield has served as Spirit’s Senior Vice President, General Counsel and Secretary since October 2007.

The disclosure on pages 61 through 71 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by amending and restating the fourth full paragraph on page 62 as follows (with new text underlined):

On August 23, 2021, the Spirit board of directors and senior management team held a scheduled meeting by video conference during which the potential business combination with Frontier was discussed. The Spirit board of directors asked management to have Spirit’s outside advisers, Campbell-Hill Aviation Group (“CHAG”), refresh their analysis of synergies, but determined that further work on a transaction with Frontier should be put on hold for the time being, in the aftermath of the operating challenges experienced by Spirit in early August.

The disclosure on pages 61 through 71 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by amending and restating the last full paragraph on page 62 as follows (with new text underlined):

On November 3, 2021, members of Spirit management met by video conference with representatives of Spirit’s financial advisors, Barclays and Morgan Stanley, to discuss financial overviews of the two companies and potential next steps. Spirit engaged Morgan Stanley and Barclays in 2016 and 2019, respectively, in each case to assist on potential M&A matters, and worked with both financial advisors on several capital markets transactions. Spirit management believes that both financial advisors have a strong knowledge of the airline industry and related developments, as well as Spirit’s business, and therefore provide a broader perspective than would either financial advisor individually.

The disclosure on pages 61 through 71 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by amending and restating the first paragraph on page 63 as follows (with new text underlined):

On November 4, 2021, with Spirit management’s consent, two senior representatives of Morgan Stanley held a previously scheduled and ordinary course industry landscape review meeting with representatives of Indigo Partners in Phoenix, Arizona. The principal purpose of the meeting was to discuss with Indigo Partners the general state of, and opportunities in, the aviation industry in light of the multiple investments Indigo Partners has in the industry. The conversation also included the status of a potential transaction involving Frontier and Spirit, which Morgan Stanley discussed with Indigo Partners in Morgan Stanley’s capacity as financial advisor to Spirit.

The disclosure on pages 61 through 71 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by amending and restating the third full paragraph on page 65 as follows (with new text underlined):

On January 5, 2022, in a phone call with Mr. Franke, Mr. Christie stated that the board of directors split at the combined company, as proposed by Mr. Franke on January 4, was acceptable to Spirit’s board of directors. Mr. Christie also discussed various other matters covered in his email of December 27. On the same day, Mr. Gardner called Mr. Franke to express appreciation for the work undertaken on the Indigo side and the outcome of the parties’ discussions which, he stated, would result in a transaction with significant benefits to both companies. He also discussed aspects of the management and board of directors of the combined company and reconfirmed the Spirit board of directors’ support for continuing to work to finalize the transaction. On the same day, Spirit management provided the Spirit board of directors with the updated CHAG synergy analysis. Spirit compensates CHAG based on its established hourly rates, with no contingency or success bonus. CHAG has previously performed services for Spirit in connection with other strategic matters. CHAG has not previously performed services for Frontier, Indigo or any of their respective affiliates.

The disclosure on pages 61 through 71 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by amending and restating the fifth full paragraph on page 65 as follows (with new text underlined):

On January 7, 2022, Spirit and Frontier entered into an NDA, which contained a customary standstill provision, to facilitate the exchange of confidential information in connection with the parties’ evaluation of the proposed transaction. The standstill provision of the NDA would automatically terminate and cease to be of any effect with respect to a party (i) following the other party publicly announcing the execution of a definitive agreement contemplating a transaction pursuant to which holders of such other party’s common stock immediately prior to the transaction will own less than 50% of the voting securities of the surviving parent entity immediately following the transaction, (ii) following the commencement by any person of a tender or exchange offer seeking to acquire beneficial ownership of more than 50% of such other party’s outstanding voting securities or (iii) following any public announcement by such other party that it is exploring strategic alternatives or soliciting proposals for strategic transactions.

The disclosure on pages 61 through 71 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by adding a sentence at the end of the second full paragraph on page 67 as follows (with new text underlined):

On February 1, 2022, Messrs. Christie and Canfield held discussions with Messrs. William Franke and Brian Franke, an executive at Indigo and a member of the Frontier board of directors. It was agreed, among other things, that (i) the termination fee would be set at 3.25% of the equity value of Spirit, (ii) the share exchange ratio would be fixed at signing subject to further issuances of shares prior to closing being constrained to the satisfaction of Frontier, and (iii) the outside date would be up to 24 months following signing, unless further extended by mutual agreement of the parties. The parties also discussed certain changes to the covenants governing interim operations between signing and closing. Additionally, between January 29 and February 4, Mr. Brian Franke had a number of telephone conversations with Messrs. Christie and/or Canfield regarding other commercial terms contained in the draft merger agreement. During the negotiations between Spirit and Frontier, no commitments were made for continued employment of Mr. Christie or any other member of management.

The disclosure on pages 61 through 71 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by adding a sentence at the end of the seventh full paragraph on page 69 as follows (with new text underlined):

The Spirit board of directors directed Spirit’s senior management to negotiate a confidentiality agreement with JetBlue and to engage in discussions with JetBlue with respect to JetBlue’s proposal, in accordance with the terms of the merger agreement. Spirit and JetBlue entered into a confidentiality agreement on April 8, 2022 and commenced discussions regarding the JetBlue proposal on April 9, 2022. The confidentiality agreement does not contain any standstill provisions.

The disclosure on pages 76 through 77 of the Proxy Statement in the section entitled “The Merger—Unaudited Prospective Financial Information—Synergy Forecasts” is hereby supplemented by amending and restating the paragraph beginning at the bottom of page 76 and ending on the top of page 77 as follows (with new text underlined):

In addition, in connection with the evaluation of the merger, Frontier and Spirit jointly developed estimates of synergies that could be achieved by the combined company in connection with the merger, which are summarized in the below table (which we refer to as the “Synergy Forecasts”). The Synergy Forecasts were developed between late December 2021 and the end of January 2022, in a collaboration between CHAG and Frontier’s own aviation/synergy advisers. The Synergy Forecasts differed in minor respects from the separate analyses prepared previously by the companies’ respective synergy advisers. Management of each of Frontier and Spirit stressed to their respective advisers that the Synergy Forecasts should be prepared using conservative assumptions and with a methodology to which regulatory economists would be familiar. Accordingly, the Synergy Forecasts showed somewhat lower synergy values than those previously prepared independently by the respective advisers. Frontier and Spirit are electing to provide the Synergy Forecasts in this section of the information statement and proxy statement/prospectus to provide each of Frontier’s and Spirit’s stockholders access to the Synergy Forecasts that were made available to each of the Frontier and Spirit board of directors, for purposes of considering and evaluating the merger, as well as each company’s financial advisors, for purposes of their respective financial analyses and opinions. The inclusion of this information should not be regarded as an indication that any of Frontier, Spirit, their respective affiliates, officers, directors, advisors or other representatives or any other recipient of this information considered, or now considers, it necessarily to be predictive of actual future results, or that it should be construed as financial guidance, and it should not be relied on as such. This information was prepared solely for internal use and is subjective in many respects.

The disclosure on pages 94 through 96 of the Proxy Statement in the section entitled “The Merger—Opinion of Barclays Capital Inc.—Selected Comparable Company Analysis” is hereby supplemented by deleting the table on page 95 and replacing it with a new table as follows (with new text underlined and deleted text stricken):

	~~Low~~	~~High~~	~~Median~~
~~Adj. EV / 2023E EBITDAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  P / 2023E EPS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .~~ 	~~3.8x 8.1x~~	~~5.1x 13.4x~~	~~4.9x 9.4x~~

	Adj. EV /2023E EBITDAR	P /2023E EPS EPS
Southwest Airlines Co.	5.1x	13.4x
Allegiant Travel Company	5.0x	9.9x
Sun Country Airlines Holdings, Inc.	5.0x	9.7x
JetBlue Airways Corporation	3.8x	9.1x
Frontier (based on publicly available financial data and closing prices)	4.3x	8.2x
Spirit (based on publicly available financial data and closing prices)	4.8x	8.1x
Low	3.8x	8.1x
High	5.1x	13.4x
Median	4.9x	9.4x

The disclosure on pages 96 through 97 of the Proxy Statement in the section entitled “The Merger—Opinion of Barclays Capital Inc.—Discounted Cash Flow Analysis” is hereby supplemented by amending and restating the last paragraph on page 96 as follows (with new text underlined):

Spirit Standalone Valuation. To calculate the estimated enterprise value of Spirit using the discounted cash flow method, Barclays (i) added Spirit’s projected after-tax unlevered free cash flows for fiscal years 2022 through 2026 based on the Spirit Projections to the “terminal value” of Spirit as of December 31, 2026 and then (ii) discounted such amount to its present value using a range of selected discount rates. The after-tax unlevered free cash flows were calculated by taking the projected total EBITDAR, adjusted for one-time or non-recurring items (“Adj. EBITDAR”), and subtracting rent expenses, unlevered cash taxes and capital expenditures and adjusting for the impact of depreciation and amortization, changes in working capital (including changes in deferred heavy maintenance) and certain other non-cash expenses. The residual value of Spirit at the end of the forecast period, or “terminal value,” was estimated by selecting a range of terminal value multiples based on estimated last twelve months EBITDAR (“LTM EBITDAR”) for the five year period ending December 31, 2026 of 5.5x to 7.5x, which was derived by analyzing historical average LTM EBITDAR multiples from selected comparable companies and applying such range to Spirit’s 2026 estimated LTM EBITDAR, as set out in the Spirit Projections. The range of after-tax discount rates of 9.0% to 11.0% was selected based on an analysis of the weighted average cost of capital of Spirit and the comparable companies. Barclays then calculated a range of implied prices per share of Spirit by (A) (i) subtracting estimated total debt of $3.157 billion and (ii) adding cash of $1.440 billion, each as of December 31, 2021, from the estimated enterprise value using the discounted cash flow method and (B) dividing such amount by the fully diluted number of shares of Spirit common stock. These calculations resulted in a range of implied price per share of $34 to $64 (the “Spirit DCF Range”). Barclays noted that the implied per share merger consideration of $25.83 was below the Spirit DCF Range.

The disclosure on pages 96 through 97 of the Proxy Statement in the section entitled “The Merger—Opinion of Barclays Capital Inc.—Discounted Cash Flow Analysis” is hereby supplemented by amending and restating the first paragraph on page 97 as follows (with new text underlined):

Frontier Standalone Valuation. To calculate the estimated enterprise value of Frontier using the discounted cash flow method, Barclays (i) added Frontier’s projected after-tax unlevered free cash flows for fiscal years 2022 through 2026 based on the Frontier Projections to the “terminal value” of Frontier as of December 31, 2026 and then (ii) discounted such amount to its present value using a range of selected discount rates. The after-tax unlevered free cash flows were calculated by taking the projected total Adj. EBITDAR and subtracting rent expenses, unlevered cash taxes and capital expenditures and adjusting for the impact of depreciation and amortization, changes in working capital (including changes in deferred heavy maintenance), the net cash proceeds from sale-leaseback transactions (proceeds from sale-leaseback transactions less gains recognized on sale-leaseback transactions) and certain other non-cash expenses. The residual value of Frontier at the end of the forecast period, or “terminal value,” was estimated by selecting a range of terminal value multiples based on estimated LTM EBITDAR for the five year period ending December 31, 2026 of 5.5x to 7.5x, which was derived by analyzing historical average LTM EBITDAR multiples from selected comparable companies and applying such range to Frontier’s 2026 estimated LTM EBITDAR, as set out in the Frontier Projections. The range of after-tax discount rates of 9.0% to 11.0% was selected based on an analysis of the weighted average cost of capital of Frontier and the comparable companies. Barclays then calculated a range of implied prices per share of Frontier by (A) (i) subtracting estimated total debt of $414 million and (ii) adding cash of $918 million, each as of December 31, 2021, from the estimated enterprise value using the discounted cash flow method and (B) dividing such amount by the fully diluted number of shares of Frontier common stock. These calculations resulted in a range of implied price per share of $23 to $37.

The disclosure on page 104 of the Proxy Statement in the section entitled “The Merger—Opinion of Morgan Stanley & Co. LLC—Discounted Cash Flow Analysis—Spirit Discounted Cash Flow Analysis” is hereby supplemented by amending and restating the third full paragraph on page 104 as follows (with new text underlined):

Morgan Stanley calculated terminal values for Spirit by applying a range of multiples of Adj. EV / EBITDAR of 5.5x to 7.0x, based on Morgan Stanley’s professional judgment, to the Adjusted EBITDAR of Spirit for the calendar year 2026. Morgan Stanley then adjusted the terminal value for the capitalized operating leases at December 31, 2026 (based on the Spirit Management Forecasted Financial Information) and discounted the unlevered free cash flows and terminal value to present value as of December 31, 2021 using mid-year convention (except for terminal value which was discounted using end-of-period methodology) and a range of discount rates from 9.8% to 11.4%, which were selected based on Morgan Stanley’s professional judgment to reflect an estimate of Spirit’s weighted average cost of capital (“WACC”). The WACC was determined utilizing the capital asset pricing model to calculate Spirit’s cost of equity and utilizing an estimated interest rate for Spirit unsecured debt as the basis for Spirit’s cost of debt. To calculate the implied per share equity value, Morgan Stanley then divided the implied equity value by the number of fully diluted shares of Spirit common stock outstanding as of February 4, 2022, as provided by Spirit management on February 4, 2022 using the treasury stock method.

The disclosure on pages 104 through 105 of the Proxy Statement in the section entitled “The Merger—Opinion of Morgan Stanley & Co. LLC—Discounted Cash Flow Analysis—Frontier Discounted Cash Flow Analysis” is hereby supplemented by amending and restating the paragraph beginning at the bottom of page 104 and ending on the top of page 105 as follows (with new text underlined):

Morgan Stanley calculated terminal values for Frontier by applying a range of multiples of Adj. EV / EBITDAR of 5.5x to 7.0x, based on Morgan Stanley’s professional judgment, to the Adjusted EBITDAR of Frontier for the calendar year 2026. Morgan Stanley then adjusted the terminal value for the capitalized operating leases at December 31, 2026 (based on the Frontier Management Forecasted Financial Information) and discounted the unlevered free cash flows and terminal value to present value as of December 31, 2021 using mid-year convention (except for terminal value which was discounted using end-of-period methodology) and a range of discount rates from 9.5% to 11.2%, which were selected based on Morgan Stanley’s professional judgment to reflect an estimate of Frontier’s WACC. The WACC was determined utilizing the capital asset pricing model to calculate Frontier’s cost of equity and utilizing an estimated interest rate for Frontier unsecured debt as the basis for Frontier’s cost of debt. To calculate the implied per share equity value, Morgan Stanley then divided the implied equity value by the number of fully diluted shares of Frontier common stock outstanding as of February 4, 2022, as provided by Frontier management on February 4, 2022 using the treasury stock method.

The disclosure on pages 130 through 131 of the Proxy Statement in the section entitled “The Merger—Litigation Related to the Merger” is hereby amended and restated by replacing the paragraphs thereunder with the second through ninth paragraphs under Item 8.01 above and by adding the following two paragraphs after the first full paragraph on page 131:

In connection with the action captioned Marcus v. Spirit Airlines, Inc. et al., and without any admission of its legal necessity or materiality, Spirit agreed to make the following disclosure:

“As disclosed in Frontier’s Form 10-K for the year ended December 31, 2021, which is incorporated by reference herein, an affiliate of Barclays is presently (i) a lender to Frontier under a Pre-Purchased Miles Facility, and (ii) a party to a Credit Card Affinity Agreement with Frontier that commenced on March 12, 2003, was renewed on September 15, 2020, and runs through March 31, 2029.”

Additional Information About the JetBlue Tender Offer

Spirit has filed a solicitation/recommendation statement with respect to the tender offer with the Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You will be able to obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the SEC by Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the documents filed with the SEC by Spirit on Spirit’s Investor Relations website at https://ir.spirit.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Important Additional Information Will be Filed with the SEC

Frontier has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 in connection with the proposed transaction, including a definitive Information Statement/Prospectus of Frontier and a definitive Proxy Statement of Spirit. The Form S-4 was declared effective on May 11, 2022 and the prospectus/proxy statement was first mailed to Spirit stockholders on May 11, 2022. Frontier and Spirit also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/ INFORMATION STATEMENT/ PROSPECTUS/ PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED BY FRONTIER OR SPIRIT WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRONTIER, SPIRIT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Frontier and Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the information statement and the proxy statement and other documents filed with the SEC by Frontier and Spirit on Frontier’s Investor Relations website at https://ir.flyfrontier.com and on Spirit’s Investor Relations website at https://ir.spirit.com.

Participants in the Solicitation

Frontier and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding Frontier’s directors and executive officers is contained in Frontier’s definitive proxy statement, which was filed with the SEC on April 13, 2022. Information regarding Spirit’s directors and executive officers is contained in Spirit’s definitive proxy statement, which was filed with the SEC on March 30, 2022.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this communication, including statements concerning Frontier, Spirit, JetBlue, the proposed transactions and other matters, should be considered forward-looking within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Frontier’s, Spirit’s and JetBlue’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to Frontier’s, Spirit’s and JetBlue’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward looking statements. Words such as “expects,” “will,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals,” “targets” and other similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. All forward-looking statements in this communication are based upon information available to Frontier and Spirit on the date of this communication. Frontier and Spirit undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law. All written and oral forward-looking statements concerning the Frontier merger or other matters addressed in this communication and attributable to Frontier, Spirit, JetBlue or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this communication.

Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Frontier Merger Agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the transaction; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; demand for the combined company’s services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements’ attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; that Frontier’s cash and cash equivalents balances, together with the availability under certain credit facilities made available to Frontier and certain of its subsidiaries under its existing credit agreements, will be sufficient to fund Frontier’s operations including capital expenditures over the next 12 months; Frontier’s expectation that based on the information presently known to management, the potential liability related to Frontier’s current litigation will not have a material adverse effect on its financial condition, cash flows or results of operations; that the COVID-19 pandemic will continue to impact the businesses of the companies; ongoing and increase in costs related to IT network security; the outcome of any discussions between JetBlue and Spirit with respect to a possible transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein; the conditions to the completion of the possible transaction, including the receipt of any required stockholder and regulatory approvals and, in particular, the companies’ expectation as to the likelihood of receipt of antitrust approvals; JetBlue’s ability to finance the possible transaction and the indebtedness JetBlue expects to incur in connection with the possible transaction; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit’s operations with those of JetBlue, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the possible transaction; and other risks and uncertainties set forth from time to time under the sections captioned “Risk Factors” in Frontier’s, Spirit’s and JetBlue’s reports and other documents filed with the SEC from time to time, including their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2022	SPIRIT AIRLINES, INC.

	By:	/s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel